Exhibit 10.5



                          REGISTRATION RIGHTS AGREEMENT


          REGISTRATION RIGHTS AGREEMENT, dated as of April 30, 1996, among IVC INDUSTRIES, INC., a Delaware corporation (the "Company"), Andrew M. Pinkowski, Rita Pinkowski, Vicki Welsh Jones and The Amelia Welsh Jones Trust under a Trust Agreement dated 6/4/93 (collectively, the "Shareholders"), Lawrence A. Newman, Duane J. Baxter, Peter W. Schreiber, John H. Dettra, Jr. and Lawrence Corbridge (collectively, the "SAR Holders" and, together with the Shareholders, the "Securityholders").

          WHEREAS, the Company, Hall Laboratories, Inc. ("Hall") and the Shareholders have entered into an Agreement and Plan of Merger dated November 13, 1995, as amended and restated on February 13, 1996 (the "Merger Agreement"), pursuant to which all of the outstanding equity securities and stock appreciation rights of Hall shall be acquired by the Company (the
"Acquisition"); and

          WHEREAS, in connection with the Acquisition, and pursuant to the Merger Agreement, the Company has agreed to provide the Securityholders with certain registration rights as set forth herein.

          NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I

                               Certain Definitions
                               -------------------

          The following terms, as used in this Agreement, have the following respective meanings:

          "Covered Securities" means all or any Shares (as defined below)
           ------------------
received by the Securityholders in connection with the Acquisition.

          "Equity Securities" means any capital stock or other equity interest
           -----------------
or any securities convertible into or exchangeable for capital stock or any other rights, warrants or options to acquire any of the foregoing securities or ownership interests or ownership claims.

          "Person" means any natural person, corporation, limited partnership,
           ------
general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government agency or political subdivision thereof.

          "Registrable Securities" shall have the meaning set forth in the
           ----------------------
Registration Rights Agreement dated April 25, 1995 between the Company and E. Joseph Edell, Beverlee Edell, I. Alan Hirschfeld, Susan H. Hirschfeld, Lindsey
F. Hirschfeld, Jennifer P. Hirschfeld, Katy L. Hirschfeld and Marc Z. Edell.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------


          "Shares" means the Company's common stock, par value $.01 per share.
           ------


                                   ARTICLE II

                               Registration Rights
                               -------------------

          2.1.  Demand Registration.  (a)  If at any time commencing three years
                -------------------
from the date of this Agreement one or more of the Securityholders holding at least 7% of the Covered Securities shall notify the Company in writing that he or they wish to offer or cause to be offered for public sale all or a portion of the Covered Securities, the Company will so notify all Securityholders holding Covered Securities. Upon written request of any Securityholder given within 30 days after the receipt by such Securityholder from the Company of such notification, the Company agrees promptly to prepare and file a registration statement with the Securities and Exchange Commission (the "Commission") to register under the Securities Act any or all Covered Securities held by the requesting Securityholders and to use its best efforts to have such registration statement declared effective as promptly as practicable. Subject to Section 2.5(b) hereof, the Company shall not be required to effect more than one registration pursuant to this Section 2.1; provided, however, that the Company shall not be obligated to effect any such registration unless the securities requested to be included therein represent at least 7% of the Covered Securities.

               (b) A request pursuant to this Section 2.1 shall state the number of Covered Securities requested to be registered and the intended method of disposition thereof. If at the time of receipt of any request for registration pursuant to this Section 2.1 there shall be any public sale of Registrable Securities or other securities contemplated or in progress by the Company or, to the knowledge of the Company, by any other Person, then, upon receipt of such request, the Company agrees to notify the Securityholders advising the Securityholders that they may elect to withdraw such request and participate in such public offering pursuant to Section 2.2, if at such time such Securityholders would have been entitled to participate in a registration under such Section. Promptly upon receipt of any request pursuant to this
Section 2.1 or, if the provisions of the preceding sentence shall be applicable to such request, promptly upon receipt of notice that any Securityholder wishes to maintain his or her request, the Company will send a notice to all other holders of Covered Securities, together with a copy of the request and, if the provisions of the preceding sentence shall be applicable to such request, notice of such public offering. Such other holders may elect to participate in the registration by notice to the Company given within 30 days following the date of the Company's notice of request for registration.

          2.2.  Incidental Registration.  (a)  If at any time after the date
                -----------------------
hereof the Company proposes to register any Equity Securities under the Securities Act for sale to the public (other than pursuant to a registration statement on Form S-4 or Form S-8 (or any successor forms) or any other forms not available for registering Covered Securities for sale to the public), either for the Company's account or for the account of others, the Company shall, not less than 30 nor more than 90 days prior to the proposed date of filing a registration statement under the Securities Act, give written notice to all Shareholders of its intention to do so. Upon the written request of any Shareholder given within 30 days after transmittal by the Company of such notice, the Company will use its best efforts to cause the Covered Securities requested to be registered to be so registered under the Securities Act. A request pursuant to this Section 2.2(a) shall state the number of Covered Securities requested to be registered and the intended method of disposition thereof. The rights granted in this Section 2.2(a) shall apply in each case where the Company proposes to register Equity Securities regardless of whether such rights may have been exercised previously. The rights granted in this Section 2.2(a) shall not apply to the SAR holders or the Covered Securities held by such Persons until three years from the date of this Agreement.

               (b) Nothing in this Agreement shall be deemed to require the Company to proceed with any registration of its securities pursuant to Section
2.2 after giving the notice provided in paragraph (a) above; provided, however,
                                                             --------  -------
that in any event the Company shall pay any registration expenses incurred in connection therewith.

          2.3.  Registration Procedures.  If and whenever the Company is
                -----------------------
required by the provisions of this Article II to use it best efforts to effect the registration of any securities under the Securities Act, the Company will as expeditiously as possible:

                    (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof;

                    (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same;

                    (c) furnish to each seller and to each duly authorized underwriter of each seller such number of authorized copies of a prospectus, including copies of a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller or underwriter may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such seller;

                    (d) use its best efforts to register or qualify the securities covered by such registration statement under such securities or blue sky laws of such jurisdictions as each seller shall request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such seller to consummate the public sale or other disposition in such jurisdictions of the securities to be sold by such seller, except that the Company shall not for any such purpose be required to qualify to do business in any jurisdiction wherein it is not qualified or to file any general consent to service of process;

                    (e) before filing the registration statement or prospectus or amendments or supplements thereto, furnish to counsel selected by the holders of Covered Securities included in such registration statement copies of all such documents proposed to be filed, all of which shall be subject to the approval of such counsel;

                    (f) furnish, at the request of any seller, (1) to the underwriters, on the date that such seller's securities are delivered to the underwriters for sale pursuant to such registration, an opinion of the independent counsel representing the Company for the purposes of such registration addressed to such underwriters, in such form as the underwriters may reasonably request, or (2) if such securities are not being sold through underwriters, then to the sellers, on the date that the registration statement with respect to such securities becomes effective, an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, stating that such registration statement has become effective under the Securities Act and that (i) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (ii) the registration statement, the related prospectus, and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein), (iii) the descriptions in the registration statement or the prospectus, or any amendment or supplement thereto, of all legal matters and contracts and other legal documents or instruments are accurate and fairly present the information required to be shown, and such counsel does not know of any legal or governmental proceedings, pending or contemplated, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto, or to be filed as exhibits to the registration statement, which are not described and filed or incorporated by reference as required; such counsel shall also confirm that he has no reason to believe that either the registration statement or the prospectus, or any amendment or supplement thereto (other than financial material as to which such counsel need make no statement) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which made, not misleading; and in the case of clauses (1) and (2) above, a letter dated such date, from the independent certified public accountants of the Company addressed to the underwriters, if any, and if such securities are not being sold through underwriters, then to the sellers and, if such accountants refuse to deliver such letter to such sellers, then to the Company, stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the

          Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act. Such opinion of counsel shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as sellers may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than 5 business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the holders holding a majority of the Covered Securities being so registered may reasonably request;

                    (g) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such securities;

                    (h) provide and cause to be maintained a transfer agent and registrar for all Covered Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                    (i) use its best efforts to list all Covered Securities covered by such registration statement on any securities exchange on which any class of Covered Securities is then listed; and

                    (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

               2.4.  Expenses.  All expenses incurred in effecting the
                     --------
registrations provided for in this Article II (excluding underwriters' discounts and commissions which shall be borne pro rata by those holders for whom Covered Securities are being registered), including without limitation all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc. and any securities exchange), printing expenses, fees and disbursements of counsel for the Company, fees of the Company's independent auditors and accountants, expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to subsection 2.3(d) hereof, shall be paid by the Company. In addition to the foregoing, in the case of a registration pursuant to Section 2.2 hereof, the Company shall also pay the fees and disbursements of one counsel for all selling shareholders participating in such offering for performance of the normal and customary functions of counsel for selling shareholders in each such registration provided for in this
Article II.

               2.5.  Marketing Restrictions.  (a)  If (i) any holder of Covered
                     ----------------------
Securities requests registration of Covered Securities under Section 2.1 or
Section 2.2, (ii) the offering proposed to be made is to be an underwritten public offering and (iii) the managing underwriters of such public offering furnish a written opinion that the total amount of securities to be included in such offering would exceed the maximum amount of securities (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such securities and without materially and adversely affecting such offering, then the rights of the holders of Covered Securities to include such securities in such registration to participate in such offering shall be in the following order of priority (regardless of whether, in the case of a registration pursuant to Section 2.2, the offering is initiated by the Company or by any other Person):

                    First:    The holders of Registrable Securities   shall be
                    -----
entitled to include that number of Registrable Securities such that such holders will receive net proceeds of not less than $3,125,000 in the offering;

                    Second:   The holders of Covered Securities and the holders
                    ------
of Registrable Securities shall be entitled to participate pro rata among themselves in accordance with the number of securities requested to be registered by each such holder;

                    Third:    The Company shall be entitled to participate pro
                    -----
rata in accordance with the number of securities requested to be registered by the Company;

and no securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition by the Company in a transaction which would require registration under the Securities Act (including any additional offering which is to be registered pursuant to Section 2.1) until the expiration of 180 days after the effective date of the registration statement requested pursuant to this Article II or such shorter period as may be acceptable to the holders of Covered Securities participating in such underwritten offering.

                    (b) Notwithstanding the foregoing, in the event the Shareholders who request registration pursuant to Section 2.1 hereof are unable to sell, in the aggregate, at least 7% of the Covered Securities in such offering, the Shareholders shall be permitted to require the Company to effect one additional registration in accordance with the provisions of Section 2.1.

               2.6.  Time Limitations; Termination of Rights.  (a)  No request
                     ---------------------------------------
shall be made with respect to any registration pursuant to Section 2.1 within 120 days immediately following the effective date of any registration statement filed pursuant to this Article II.

                    (b)  Notwithstanding the foregoing provisions of this
Article II, the rights to registration shall terminate as to any particular Covered Securities when (i) such Covered Securities shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, (ii) such Covered Securities shall have been sold in compliance with Rule 144 promulgated under the Securities Act or (iii) written opinions, to the effect that such Covered

Securities may be sold without registration under the Securities Act or applicable state law and without restriction as to the volume and timing of such sales, shall have been received from counsel for both the Company and the holders thereof.

               2.7.  Compliance with Rule 144.  At the request of any holder of
                     ------------------------
Covered Securities who proposes to sell Covered Securities in compliance with Rule 144 promulgated under the Securities Act, assuming that at such time the provisions of such Rule are applicable to such holder and, in the event such holder is or could be deemed to be an "affiliate" of the Company within the meaning of the Securities Act, and the Company is then required to file reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Company shall (a) forthwith furnish to such holder a written statement as to its compliance with the filing requirements of the Commission as set forth in such Rule, as such Rule may be amended from time to time, and (b) make such additional filings of reports with the Commission as will enable the holders to make sales of Covered Securities pursuant to such Rule.

               2.8.  Company's Indemnification.  In the event of any
                     -------------------------
registration under the Securities Act of any Covered Securities pursuant to this
Article II, the Company hereby agrees to execute an agreement with any underwriter participating in the offering thereof containing such underwriter's standard form representations and indemnification provisions and to indemnify and hold harmless each holder disposing of Covered Securities, each Person, if any, who controls such holder within the meaning of the Securities Act and each other Person (including each underwriter) who participates in the offering of Covered Securities, against any losses, claims, damages or liabilities, joint or several, to which such holder, controlling person or participating person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Covered Securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such holder, controlling person and participating person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided, however, that the Company will
                                        --------  -------
not be liable in any case to any such holder, controlling person or participating person to the extent that any loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a registration statement, preliminary or final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such holder or controlling or participating person, as the case may be, specifically for use in the preparation thereof.

               2.9.  Indemnification by Holder.  (a)  As a condition of the
                     -------------------------
Company's obligation under this Article II to effect any registration under the Securities Act, there shall be delivered to the Company an agreement or agreements duly executed by each holder for whom Covered Securities are to be so registered, whereby such holder agrees to indemnify and hold harmless the Company, each person referred to in clause (1), (2) or (3) of Section 11(a) of the Securities Act in respect of the registration statement and each other person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such person or such other controlling person may become subject under the Securities Act or otherwise, but only to the extent that the losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which the Covered Securities are to be registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each case, is made in or omitted from the registration statement, preliminary or final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such holder specifically for use in the preparation thereof; provided, however, that
                                                        --------  -------
the indemnification obligations of each such holder shall be limited to the net proceeds received by such holder from the sale of Covered Securities pursuant to such registration.

               (b) At the request of the managing underwriter in connection with any underwritten offering of the Company's securities, each holder for whom Covered Securities are being registered shall enter into an indemnity agreement in customary form with such underwriter.

               2.10.  Contribution.  If the indemnification provided for in
                      ------------
Section 2.8 or 2.9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

               2.11.  Notification of and Participation in Actions.  Promptly
                      --------------------------------------------
after receipt by an indemnified party under this Article II of notice of commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Article II, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability unless the indemnifying party can demonstrate that it has actually been prejudiced thereby and will not relieve it from any liability which it may have to any indemnified party otherwise than under this Article II. In case any such action is brought against the holder of any Covered Securities and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to said holder of Covered Securities. In case any such action is brought against the Company and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to the Company, and, after notice from the indemnifying party to the Company of its election to assume the defense thereof, the indemnifying party will not be liable to the Company under this Article II for any legal or other expenses subsequently incurred by the Company, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The reimbursement required by this Section 2.11 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

               2.12.  Underwriting Requirements.  (a) In the event of an
                      -------------------------
underwritten offering of the Company's securities, each holder for whom Covered Securities are being registered pursuant to Section 2.1 or Section 2.2 hereof shall, as a condition to inclusion of such Covered Securities in such registration, execute and deliver to the underwriter an underwriting agreement in customary form. The underwriters shall be selected (i) by the holders of Covered Securities, in the case of a registration pursuant to Section 2.1 (which underwriters shall be reasonably acceptable to the Company and, in the event the holders of Registrable Securities elect to participate in such registration, reasonably acceptable to such holders) or (ii) by the Company in the case of a registration pursuant to Section 2.2.

                    (b) At the request of the managing underwriter in connection with any underwritten offering of the Company's securities, the holders for whom Covered Securities are being registered shall enter into customary "lock-up" agreements pursuant to which each such holder will agree to not effect any sale or distribution of Covered Securities for a period of no more than 180 days beginning on the effective date of any such registration (except as part of such registration).

               2.13.  Furnish Information.  It shall be a condition precedent to
                      -------------------
the obligations of the Company to take any action pursuant to Article II that the holders furnish to the Company such information regarding them, the Covered Securities held by them and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

                                   ARTICLE III

                              Benefits of Agreement
                              ---------------------

               3.1.  Benefits of Registration.  The obligations of the Company
                     ------------------------
under this Agreement shall inure to the benefit of, and be enforceable by, the Securityholders and their successors, transferees and assigns as holders from time to time of Covered Securities.

               3.2.  Permitted Transfers.  The registration rights granted
                     -------------------
herein may be transferred to any transferee who acquires Covered Securities from any Securityholder; provided that any transferring Securityholder gives written notice at the time of such transfer to the Company stating the name and address of the transferee and identifying the Covered Securities so transferred, accompanied by a signature page to this Agreement pursuant to which such transferee agrees to be bound by the terms and conditions hereof.


                                   ARTICLE IV

                                  Miscellaneous
                                  -------------

               4.1.  No Inconsistent Agreements.  The Company will not, at any
                     --------------------------
time after the effective date of this Agreement, enter into, and is not now a party to or otherwise bound by, any agreement or contract (whether written or oral) with respect to any of its securities which is inconsistent in any respect with the registration rights granted by the Company pursuant to this Agreement.

               4.2.  No Other Grant of Registration Rights.  The Company will
                     -------------------------------------
not at any time grant to any other persons any rights with respect to the registration of any securities of the Company which have priority over or are inconsistent with the registration rights granted by the Company pursuant to this Agreement.

               4.3.  Notices.  Notices and other communications provided for
                     -------
herein shall be in writing and shall be given in the manner and with the effect provided in the Merger Agreement. Such notices and communications shall be addressed if to a holder of Covered Securities, to its address as shown on the transfer records of the Company, unless such holder shall notify the Company that notices and communications should be sent to a different address (or facsimile number), in which case notices and communications shall be sent to the address (or such facsimile number) specified by such holder.

               4.4.  Waivers; Amendments.  No failure or delay of any holder of
                     -------------------
Covered Securities in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of such holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Agreement may be amended, modified or waived only by an agreement in writing signed by the party against whom enforcement thereof is sought or the predecessor in interest of such party and any such waiver shall be effective only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, no amendment, modification or waiver of any provision of this Agreement shall be effective against a holder of Covered Securities unless (a) agreed to in writing by such holder or (b) agreed to in writing by such holder's predecessor in interest and notation thereof is set forth on the certificate evidencing such holder's Covered Securities as the case may be. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

               4.5.  Governing Law.  This Agreement shall be construed in
                     -------------
accordance with and governed by the laws of the State of Delaware without giving effect to the conflicts of law principles thereof.

               4.6.  Survival of Agreements; Representations and Warranties,
                     -------------------------------------------------------
etc.  All warranties, representations and covenants
- ---
made by the Company herein or in any certificate or other instrument delivered by or on behalf of it in connection with this Agreement or the Covered Securities shall be considered to have been relied upon by the holders of Covered Securities and shall survive the issuance and delivery of the Covered Securities regardless of any investigation made by such holder, and shall continue in full force and effect so long as this Agreement is in effect. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.

               4.7.  Covenants To Bind Successors and Assigns.  All the
                     ----------------------------------------
covenants, stipulations, promises and agreements in this Agreement contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

               4.8.  Severability.  In case any one or more of the provisions
                     ------------
contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

               4.9.  Section Headings.  The section headings used herein are for
                     ----------------
convenience of reference only, are not part of this Agreement and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

               IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed, all as of the day and year above written.

                                   IVC INDUSTRIES, INC.


                                   By:  /s/ E.Joseph Edell
                                        ------------------------
                                        Name:
                                        Title:


                                   /s/ Andrew M. Pinkowski
                                   ------------------------------
                                   Andrew M. Pinkowski


                                   /s/ Rita Pinkowski
                                   -------------------------------
                                   Rita Pinkowski


                                   /s/ Vicki Welsh Jones
                                   -------------------------------
                                   Vicki Welsh Jones

                                   AMELIA WELSH JONES TRUST UNDER
                                   TRUST AGREEMENT DATED 6/4/93


                                   By:/s/ Vicki Welsh Jones, Trustee
                                      ------------------------------
                                      Vicki Welsh Jones, as Trustee


                                   /s/ Lawrence A. Newman
                                   --------------------------------
                                   Lawrence A. Newman


                                   /s/ Duane J. Baxter
                                   --------------------------------
                                   Duane J. Baxter


                                   /s/ Peter W. Schreiber
                                   --------------------------------
                                   Peter W. Schreiber

                                   /s/ John H. Dettra, Jr.
                                   ---------------------------------
                                   John H. Dettra, Jr.


                                   /s/ Larry D. Corbridge
                                   ----------------------------------
                                   Lawrence Corbridge








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